UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 9, 2013

Appvion, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-82084	36-2556469
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 East Wisconsin Avenue, P.O Box 359, Appleton, Wisconsin	54912-0359
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 920-734-9841

Appleton Papers Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item	5.03 Amendments to Articles of Incorporation or Bylaws

Effective May 9, 2013 the Registrant changed its name from Appleton Papers Inc. to Appvion, Inc.

On December 5, 2012, the Board unanimously recommended to the Registrant’s stockholder the change of its name to Appvion, Inc. from Appleton Papers Inc. Paperweight Development Corp., the sole stockholder of the Registrant, then authorized the name change. The name change amendment was filed with the Secretary of State of Delaware and became effective on May 9, 2013.

Item	7.01 Regulation FD Disclosure

On May 13, 2013, the Registrant issued a press release announcing the name change.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit Number: 3.1.2	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of Appleton Papers Inc.

	Exhibit Number: 99.1	Press Release dated May 13, 2013

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2013	Appleton Papers Inc.

	By	/s/ Jeffrey J. Fletcher
Vice President/Controller

Exhibit:	Number: 3.1.2	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of Appleton Papers Inc.

	Number: 99.1	Press Release dated May 13, 2013